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                       Minnesota Life Insurance Company
                               Power of Attorney
                        To Sign Registration Statements


    WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

    WHEREAS, Variable Fund D ("Fund D") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

    WHEREAS, Variable Annuity Account ("Variable Annuity Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

    WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

    WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933.

    NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dwayne C. Radel and Gary R. Christensen, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account and the Variable
Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

     Signature                   Title                             Date
     ---------                   -----                             ----

/s/ Robert L. Senkler            Chairman of the Board,            April 4, 2005
----------------------           President and Chief
    Robert L. Senkler            Executive Officer

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/s/ Mary K. Brainerd             Director                          April 4, 2005
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    Mary K. Brainerd


/s/ John W. Castro               Director                          April 4, 2005
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    John W. Castro


/s/ John E. Gherty               Director                          April 4, 2005
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    John E. Gherty


/s/ John F. Grundhofer           Director                          April 4, 2005
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    John F. Grundhofer


/s/ John H. Hooley               Director                          April 4, 2005
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    John H. Hooley


/s/ Dennis E. Prohofsky          Director                          April 4, 2005
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    Dennis E. Prohofsky


/s/ Randy F. Wallake             Director                          April 4, 2005
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    Randy F. Wallake